Tadiran Scopus Ltd.

To:	Yossi Ben Shalom I.D ____________________ (the “Holder”)
From ________________________________

Date: December 27, 2000 (“Allocation Date”)

Option Certificate
(the “Option Certificate”)

to Purchase Class A Ordinary Shares of

Tadiran Scopus Ltd.

Registration Number 51-188910-7

for such consideration and under the terms as are detailed below

VOID AFTER 17:00 p.m. (prevailing Tel Aviv time)
On the last day of the Exercise Period (as defined below)

This is to certify that the Holder, being a director of the Company at the date hereof, is entitled to purchase from Tadiran Scopus Ltd. (the “Company”), during the Exercise Period (as defined below), a total of 515,034 Class A Ordinary Shares of the Company, par value of each NIS 0.50 (the “Total Option Amount” or the “Options” for any part thereof), in consideration for the payment to the Company of one US Dollar (US$ 1.00) per Option Share (the “Exercise Price”), for an aggregate amount of up to US$ 515,034, in consideration for the issuance of the Company’s Class A Ordinary Shares, all subject to the terms and conditions set forth below (the “Option”).

1.	PREAMBLE

On December __th, 2000, the Board of Directors of the Company (“the Board”) resolved that the Company will issue to the Holder, at no charge, the Option, subject to the terms and conditions of this Option Certificate.

1.1.
This Option Certificate is made pursuant to the provisions of Section 102 of the Israeli Income Tax Ordinance (New Version) 1961 (“the Income Tax Ordinance”) and any regulations, rules, orders of procedures promulgated thereunder or any successor section, regulation, rule order of procedure thereof (Section 102, as specified above and the regulations, rules, orders of procedures promulgated thereunder or any successor section, regulation, rule order of procedure thereof shall be referred herein collectively as: “Section 102”). The Options will be allocated subject to any pre-approval of this Option Certificate, if required by the Income Tax Authorities in accordance with Section 102.

1.2.
In the event that the recommendations of the Ben Bassat Committee receive a binding legal status after this Option Certificate is in force (the “New Law”), the Company shall have full right to turn to the Tax Authority, or any other governmental authority or body, and to request that this Option Certificate shall be adapted to the New Law (the “Request”). If the Request is approved then this Option Certificate, shall be interpreted as to be fully adapted to the New Law and the Company may make any changes in this Option Certificate to fulfill full adaptation to the New Law. By signing this Option Certificate, the Holder shall be deemed and be declared as granting his full and irrevocable consent to the right of the Company as aforementioned.

2.	ADMINISTRATION OF THE OPTION CERTIFICATE

2.1.
The Board or the Company’s Compensation Committee (“the Committee”), shall have the power to administer this Option Certificate. Notwithstanding the above, the Board shall have the power and authority to take any act the Committee is empowered and authorized to take or which the Committee is precluded from taking by reason of law or otherwise.

2.2.	The Committee, shall consist of such number of members as may be fixed by the Board (but not less than two (2) in number).

2.3.	The Holder shall not be nominated as a member of the Committee, nor shall he participate in any Board meeting that refers to the Option Certificate.

2.4.
Subject to this Option Certificate, any applicable law, the Company’s Articles of Association and any other binding commitment taken by the Company, the Committee shall have full power and authority to administer the Option Certificate. Such power and authority shall include, but not be limited to: (i) the acceleration of any Holder’s right to exercise, in whole or in part, any previously granted Options; (ii) the interpretation of the provisions, and the supervision over the administration of this Option Certificate; and (iv) the determination of any other matter which is necessary or desirable for, or incidental to, the administration of this Option Certificate.

2.5.
All decisions and selections made by the Board or the Committee pursuant to the provisions of this Option Certificate shall be made by a majority of its members. Any decision reduced to writing and signed by all the members, who are authorized to participate in such decision, shall be fully effective as if it had been made by a majority at a meeting duly held.

2.6.	The interpretation and construction by the Committee of any provision of this Option Certificate shall be final and conclusive unless otherwise determined by the Board.

2.7.	No member of the Board or of the Committee shall be held liable for any act or determination made in good faith with respect to this Option Certificate.

3.	SHARES RESERVED FOR THIS OPTION CERTIFICATE

Subject to adjustments, as set forth in Section 8 below, a total of 515,034 Ordinary A Shares, of 0.5 NIS par value of the Company’s authorized share capital shall be subject to this Option Certificate (“Reserved Shares”). The Reserved Shares may be issued only in accordance with the terms hereof. Any such Reserved Shares, which remain unissued and which are not subject to this Option Certificate any more, may cease to be reserved for the purpose of this Option Certificate, at the Board’s decision, but until termination of the Option Certificate the Company shall at all times reserve sufficient number of Reserved Shares to meet the requirements of this Option Certificate.

4.	TRUSTEE

4.1.
This Option Certificate, the Total Option Amount and/or any shares (as defined below) issued upon exercise of such Options and/or other shares received as a result of any realization of rights pursuant to this Option Certificate, shall be issued to the Trust Company of Mizrahi Bank Ltd. who is (or shall be approved as) a trustee in accordance with the provisions of Section 102 (the “Trustee”), and held for the benefit of the Holder for a period of not less than the period required by Section 102 (24 months, as of today) starting from the Allocation Date. In addition, the Trustee shall not release any shares held by it in accordance with the terms of this Option Certificate, until the earlier of the following events: (i) The initial public offering of the Company’s shares; (ii) Another date, as determined by the Committee; (iii) In the event that the Holder wishes to sell the shares held for his benefit by the Trustee, according to a bona fide transaction (as determined by the Committee). The shares subject to such transaction shall be released upon its consummation. Notwithstanding anything to the contrary, the Trustee shall not release any Options which were not yet converted into Shares, or release any Shares issued upon exercise of Options, prior to the full payment of the Holder’s tax liabilities arising from Options which were granted to him, and/or any Shares issued upon exercise of such Options.

4.2.
Any voting rights attached to any shares issued upon the exercise of any Options granted under the Option Certificate and held by the Trustee for the benefit of the Holder shall be exercised in accordance to Section 9 to this Option Certificate.

5.	EXERCISE PERIOD

5.1.
Notwithstanding anything to the contrary in this Option Certificate, all Options shall expire six (6) years from the date the Company issued this Option Certificate (the “Expiration Date”). All Options that were not exercised by the Expiration Date shall expire immediately and the Holder shall not have any claim towards the Company. Nothing in this provision shall prejudice the shortening of the Exercise Period by virtue of any term to this Option Certificate.

5.2.	The period in which the Holder can exercise the Options shall be called the “Exercise Period”.

6.	TERMINATION OF EMPLOYMENT WITH THE COMPANY

6.1
In the event of termination of the Holder’s employment with the Company due to any reason, including, but not limited to: (i) firing of the Holder or (ii) the Holder’s resignation, or (iii) death of the Holder or (iv) disability of the Holder or (v) a declaration that the Holder has no legal capacity, a notice of the termination of employment by either the Company or the Holder or a declaration as aforementioned, shall be deemed to constitute a termination of employment from the date it was delivered to the other side (as for declaration - from the date it was granted) (“Employment Termination Date”),shall the following instructions shall take place:

6.2.
Notwithstanding anything to the contrary, the Total Option Amount (apart from Options that were exercised) will expire if the termination of the Holder’s employment with the Company occurs prior to 1.4.2002 and is due to any action, omission or state of affairs related to him which the Committee or the Board determines as working against the interests of the Company, in its sole discretion. The abovementioned determination of the Committee or the Board shall be final and conclusive.

6.3.
In the event that the Holder resigns from the Company, for whatever reason, before 1.4.2002, than a number equal to 28,623 Options multiplied by the whole number of months from the date of such termination until 1.4.2002, will automatically expire.

6.4.
In the event that the Holder’s termination of employment with the Company is not under the circumstances referred above in Sections 6.2, 6.3, than the no Options will expire as a result of the Holder’s termination of employment with the Company.

6.5.
If the Holder chooses to exercise certain options after he is no longer employed by the Company, he might lose the tax benefits according to Section 102. In such case such Holder will solely bear any and all tax consequences.

6.6.	For the purposes of this Option Certificate the Committee or Board is authorized to determine if and when the Holder terminated his employment with the Company, and due to what reason.

6.7.
If the Holder’s employment terminates within a period of 90 days prior to the consummation of an Initial Public Offering (the “IPO”) of the Company, he shall be treated for the purpose of his entitlement to exercise his Options as if his employment has continued until the date of the IPO.

7.	TERM AND EXERCISE OF OPTIONS

7.1.
Options shall be exercised by the Holder by giving written notice to the Company in such form and method as may be determined by the Company and the Trustee and conforming to the provisions of Section 102. The shares that are issued due to exercise of Options in accordance with this Option Certificate will be referred to as “the Shares”.

7.2.
The Holder will be entitled to exercise, upon paying the Exercise Price, all, or part of the Options during the Exercise Period, as long as he does not exercises less than 100 Options at a time, if he was allocated with more than 100 Options.

7.3.
Each Option allocated under this Option Certificate shall be exercisable during the Exercise Period. The exercise of one Option shall entitle the Holder to hold (himself or by a Trustee) one Ordinary A Share 0.5 NIS par value.

7.4.	The Exercise Price shall be payable upon the exercise of the Option in a form satisfactory to the Committee, including without limitation, by cash, cheque or by deduction from the Holder’s salary.

7.5.
Options granted under this Option Certificate shall not be transferable by the Holder other than by Will or laws of descent and distribution, and during an Holder’s lifetime shall be exercisable only by such Holder.

8.	ADJUSTMENTS

8.1.
If the Company is separated, reorganized, consolidated with or into another corporation or most or substantial part of the Company’s assets are sold while Options which were not yet been exercised remain outstanding under this Option Certificate, the Company guarantee to take all reasonable actions in order to maintain the rights of the Holder, so the Holder’s rights shall not be derogated or impaired in the course of such separations, reorganizations, consolidations or sale, or that the Holder shall be compensated for such event. The Company, at its sole discretion, shall determine what steps shall be taken according to this section 8.1.

8.2.
If more than 50% of the outstanding and issued share capital of the Company is sold (“the Sale”) to an entity that does not hold shares of the  Company prior to the Sale, and Section 8.3 does not apply to such Sale, then the Board may, in its sole discretion, secure the Holder’s rights in the way specified in Section 8.3.1 herein, replacing the event of the merger with the Sale.

8.3.
If the Company is merged into another corporate, than the Company shall make its best reasonable commercial efforts in order to substitute all outstanding Options, on an equitable basis, (as solely determined by the Committee or the Board) with options or other securities in the corporate to which the Company shall merge into.

8.3.1.
However, if it is not possible (for any reason whatsoever) to substitute the outstanding options as mentioned in section 8.3 above than the Holder may exercise the Total Option Amount by no later than 14 days prior to the consummation of such merger (unless provided otherwise by the Committee or the Board). The Holder shall be entitled to exercise such Options pending the closing of such merger. In such case the Holder will have to sell all Shares he hold (in person or by the Trustee) under the same terms as set forth in such merger transaction. Unless determined otherwise by the Board or the Committee, any Options that are not exercised by the Holder at least 7 days before the effective date of the merger shall automatically expire and become void.

8.4.
If the outstanding shares of the Company shall at anytime be changed or exchanged by declaration of a share dividend, share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Shares subject to this Option Certificate or subject to any Options therefore granted, and the Exercise Prices of the Options, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Exercise Prices of the Options, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding stock. Such adjustment shall be made by the Committee or Board, whose determination in that respect shall be final, binding and conclusive.

8.5.
The Holder hereby agrees to sign any document he should reasonably be required to sign pursuant to the provisions of this section 8. If the Holder shall refuse to sign any such document the Committee or Board may determine that the Options held by the Trustee for such Holder’s benefit shall immediately expire.

8.6.
Notwithstanding the forgoing, the holding of the Holder, in the Company as a result his entitlement to Options or Shares, shall be fully diluted by any Subsequent Investment in the Company by a shareholder of the Company or by any other third party (the “Investor”). “Subsequent Investment” shall mean any investment in the Company whether by issuance of the Company’s securities, by Capital Deeds or by shareholders’ loans, made during the Exercise Period which applies to the Holder concerned.

9.	RIGHTS AND OBLIGATIONS ATTACHED TO THE SHARES

9.1.
The rights and obligations attached to the Shares will be as determined by the Articles of Association of the Company as amended from time to time. The Holder shall be required to accept that such Shares may be subject to rights of first refusal, co-sale rights and other rights, as set forth in the Articles of Association of the Company, as amended from time to time. No right attached to Shares may be exercisable prior to the issuance of such Shares as a result of the Holder exercising his Options.

9.2.
Notwithstanding anything to the contrary in the Articles of Association of the Company, in respect of the Shares, the Holder shall not have: (i) rights of first refusal in relation with any sale of shares of the Company; (ii) co-sale rights in relation with any sale of shares of the Company;

9.3.
As long as the Shares are held by the Trustee, and once the Shares entitle the holder thereof to voting rights, the Trustee will vote each of the Shares held by him for the benefit of the Holder in accordance with such Holder’s instructions in writing.

9.4.
With respect to the Shares that are held by the Trustee, the Holder shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends. In such case the cash dividends paid with respect thereto shall be paid directly to the Holder. The above said shall not apply to Options that were not exercised into Shares.

9.5.
The Company shall be under no obligation to register the Options in the event of an IPO. Any Shares issued as a result of exercising an Option by an Holder shall be so registered, subject to any demands of the underwriters, applicable law, or any obligations of the Company, whether future, past or present.

9.6.
The Holder hereby irrevocably agrees that once the Company intends to offer it’s securities to the public he shall sign any document and will approve any resolution or restriction upon the Shares, or modify this Option Certificate, if his signature or approval or such restriction or modification will be reasonably needed, in order to help the Company stand in all the underwriters and stock exchange demands.

9.7.
The Holder acknowledges that once the Company’s shares will be traded in any public market, his right to sell his Shares may be subject to some limitations, as set forth by the Company’s underwriters. In such event, the Holder will unconditionally agree to any such limitations.

9.8.
Notwithstanding anything to the contrary in this Option Certificate, the Holder shall not be entitled to sell any shares received following exercise of the Options, or any part thereof, until the earlier of:

9.8.1.	1.4.2002.

9.8.2.	The Company’s initial public offering, and subject to the expiration of applicable lock-up period.

9.8.3.	Termination of the Holder’s employment in the Company that is not subject to Section 6.2, or 6.3 above.

9.9.
If the Holder shall exercise Options prior to the expiration of the sale restrictions in Section 9.8 above, the shares received following such exercise will be held by the Trustee, and the following shall apply:

9.9.1.
If the Holder shall terminate his employment with the Company in accordance with Section 6.2 above prior to the earlier event that is referred to in Section 9.8 above, the Holder will cooperate with the Company and the Trustee (including signing any document that is reasonably required by the Company and/or the Trustee) in order to get all shares received subsequent such exercise transferred to the Company.

9.9.2.
If the Holder shall terminate his employment with the Company in accordance with Section 6.3 above prior to the earlier event that is referred to in Section 9.8 above, the Holder will cooperate with the Company and the Trustee (including signing any document that is reasonably required by the Company and/or the Trustee) in order to get the appropriate number of shares received subsequent such exercise, as determined by the Company in accordance with Section 6.3 above, transferred to the Company.

10.	ASSIGNABILITY AND SALE OF OPTIONS

10.1.
No Option, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to them shall be given to any third party whatsoever, and during the lifetime of the Holder, each and all of the Holder’s rights to purchase Shares hereunder shall be exercisable only by him.

10.2.
As long as the Shares, or any part thereof are held by the Trustee for the benefit of the Holder, all rights the Holder possesses over the Shares shall be personal, can not be transferred, assigned, pledged or mortgaged, other than by Will or laws of descent and distribution, and no right to purchase the Options may be transferred by the Holder other than by Will or laws of descent and distribution.

11.	TERM OF THE OPTION CERTIFICATE

This Option Certificate shall be effective as of the day it was adopted by the Board and shall terminate when all the Options are exercised into Shares or expired in accordance with the provisions above.

12.	AMENDMENTS

The Board may, at any time and from time to time, subject to the written consent of the Trustee, amend, alter or discontinue the Option Certificate.

13.	GOVERNMENT REGULATIONS AND OTHER RESTRICTIONS

This Option Certificate, the allocation and exercise of Options hereunder, the obligation of the Company to sell and deliver Shares under such Options, and any other act or obligation of the Company or the Trustee in connection with this Option Certificate are all subject to the Company’s Articles of Association, to the provisions of Section 102 and all applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and any Holder.

14.	CONTINUANCE OF EMPLOYMENT

The Option Certificate shall not be construed to impose any obligation on the Company or a subsidiary thereof, to continue the Holder’s employment with it, and nothing in the Option Certificate shall confer upon the Holder any right to continue in the employment with the Company or a subsidiary thereof or restrict the right of the Company or a subsidiary thereof to terminate such employment at any time.

15.	GOVERNING LAW & JURISDICTION

This Option Certificate shall be governed by, construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matter pertaining to this Option Certificate.

16.	TAX CONSEQUENCES, INDEMNIFICATION

16.1.
Any tax consequences (pursuant to Israeli or any other applicable law), including tax consequences due to adjustments, made in accordance with Section 8 above, arising from the allocation or exercise of any Option, the payment for Shares covered thereby or any other event or act (of the Company, the Trustee or the Holder) relating to this Option Certificate, shall be borne solely by the Holder. The Company and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules and regulations, including withholding taxes at source.

16.2.
The Company and/or the Board and/or the Committee and/or the Trustee shall not be required to release any Share certificate or transfer any Shares to the Holder until all required payments have been fully made.

Tadiran Scopus Ltd.

/s/ [illegible]

By:

Confirmation

I, the undersigned, Mr Yossi Ben Shalom hereby declare and agree that I have read the provision of this Option Certificate and that I am bound by and shall follow all of the provisions thereof

/s/ Yossi Ben Shalom

Yossi Ben Shalom

Tadiran Scopus Ltd.

To:	David Mahlab ID 054141064 (the “Holder”)
From: 30 Tzukerman, Yehud

Date:	December 27, 2000 (“Allocation Date”)

Option Certificate
(the “Option Certificate”)

to Purchase Class A Ordinary Shares of

Tadiran Scopus Ltd.

Registration Number 51-188910-7

for such consideration and under the terms as are detailed below

VOID AFTER 17:00 p.m. (prevailing Tel Aviv time)
On the last day of the Exercise Period (as defined below)

This is to certify that the Holder, being a director of the Company at the date hereof, is entitled to purchase from Tadiran Scopus Ltd. (the “Company”), during the Exercise Period (as defined below), a total of 641,610 Class A Ordinary Shares of the Company, par value of each NIS 0.50 (the “Total Option Amount”or the “Options”for any part thereof), in consideration for the payment to the Company of one US Dollar (US$ 1.00) per Option Share (the “Exercise Price”), for an aggregate amount of up to US$ 641,610, in consideration for the issuance of the Company’s Class A Ordinary Shares, all subject to the terms and conditions set forth below (the “Option”).

1.	PREAMBLE

On December, __th, 2000, the Board of Directors of the Company (“the Board”) resolved that the Company will issue to the Holder, at no charge, the Option, subject to the terms and conditions of this Option Certificate.

1.1.
This Option Certificate is made pursuant to the provisions of Section 102 of the Israeli Income Tax Ordinance (New Version) 1961 (“the Income Tax Ordinance”) and any regulations, rules, orders of procedures promulgated thereunder or any successor section, regulation, rule order of procedure thereof (Section 102, as specified above and the regulations, rules, orders of procedures promulgated thereunder or any successor section, regulation, rule order of procedure thereof shall be referred herein collectively as: “Section 102”). The Options will be allocated subject to any pre-approval of this Option Certificate, if required by the Income Tax Authorities in accordance with Section 102.

1.2.
In the event that the recommendations of the Ben Bassat Committee receive a binding legal status after this Option Certificate is in force (the “New Law”), the Company shall have full right to turn to the Tax Authority, or any other governmental authority or body, and to request that this Option Certificate shall be adapted to the New Law (the “Request”). If the Request is approved then this Option Certificate, shall be interpreted as to be fully adapted to the New Law and the Company may make any changes in this Option Certificate to fulfill full adaptation to the New Law. By signing this Option Certificate, the Holder shall be deemed and be declared as granting his full and irrevocable consent to the right of the Company as aforementioned.

2.	ADMINISTRATION OF THE OPTION CERTIFICATE

2.1.
The Board or the Company’s Compensation Committee (“the Committee”), shall have the power to administer this Option Certificate. Notwithstanding the above, the Board shall have the power and authority to take any act the Committee is empowered and authorized to take or which the Committee is precluded from taking by reason of law or otherwise.

2.2.	The Committee, shall consist of such number of members as may be fixed by the Board (but not less than two (2) in number).

2.3.	The Holder shall not be nominated as a member of the Committee, nor shall he participate in any Board meeting that refers to the Option Certificate.

2.4.
Subject to this Option Certificate, any applicable law, the Company’s Articles of Association and any other binding commitment taken by the Company, the Committee shall have full power and authority to administer the Option Certificate. Such power and authority shall include, but not be limited to: (i) the acceleration of any Holder’s right to exercise, in whole or in part, any previously granted Options; (ii) the interpretation of the provisions, and the supervision over the administration of this Option Certificate; and (iv) the determination of any other matter which is necessary or desirable for, or incidental to, the administration of this Option Certificate.

2.5.
All decisions and selections made by the Board or the Committee pursuant to the provisions of this Option Certificate shall be made by a majority of its members. Any decision reduced to writing and signed by all the members, who are authorized to participate in such decision, shall be fully effective as if it had been made by a majority at a meeting duly held.

2.6.	The interpretation and construction by the Committee of any provision of this Option Certificate shall be final and conclusive unless otherwise determined by the Board.

2.7.	No member of the Board or of the Committee shall be held liable for any act or determination made in good faith with respect to this Option Certificate.

3.	SHARES RESERVED FOR THIS OPTION CERTIFICATE

Subject to adjustments, as set forth in Section 8 below, a total of 641,610 Ordinary A Shares, of 0.5 NIS par value of the Company’s authorized share capital shall be subject to this Option Certificate (“Reserved Shares”). The Reserved Shares may be issued only in accordance with the terms hereof. Any such Reserved Shares, which remain unissued and which are not subject to this Option Certificate any more, may cease to be reserved for the purpose of this Option Certificate, at the Board’s decision, but until termination of the Option Certificate the Company shall at all times reserve sufficient number of Reserved Shares to meet the requirements of this Option Certificate.

4.	TRUSTEE

4.1.
This Option Certificate, the Total Option Amount and/or any shares (as defined below) issued upon exercise of such Options and/or other shares received as a result of any realization of rights pursuant to this Option Certificate, shall be issued to the Trust Company of Mizrahi Bank Ltd. who is (or shall be approved as) a trustee in accordance with the provisions of Section 102 (the “Trustee”), and held for the benefit of the Holder for a period of not less than the period required by Section 102 (24 months, as of today) starting from the Allocation Date. In addition, the Trustee shall not release any shares held by it in accordance with the terms of this Option Certificate, until the earlier of the following events: (i) The initial public offering of the Company’s shares; (ii) Another date, as determined by the Committee; (iii) In the event that the Holder wishes to sell the shares held for his benefit by the Trustee, according to a bona fide transaction (as determined by the Committee). The shares subject to such transaction shall be released upon its consummation. Notwithstanding anything to the contrary, the Trustee shall not release any Options which were not yet converted into Shares, or release any Shares issued upon exercise of Options, prior to the full payment of the Holder’s tax liabilities arising from Options which were granted to him, and/or any Shares issued upon exercise of such Options.

4.2.
Any voting rights attached to any shares issued upon the exercise of any Options granted under the Option Certificate and held by the Trustee for the benefit of the Holder shall be exercised in accordance to Section 9 to this Option Certificate.

5.	VESTING EXERCISE PERIOD

The Options shall vest over three years, starting on July 1, 2000 (the “Vesting Commencement Date”), as follows:

5.1.	30% of the Total Option Amount on July 1, 2001.

5.2.	Additional 8.75% of the Total Option Amount shall vest at the end of each of the eight quarters after one year has passed from the Vesting Commencement Date.

5.3.
Notwithstanding anything to the contrary in this Option Certificate, all Options shall expire six (6) years from the date the Company issued this Option Certificate (the “Expiration Date”). All Options that were not exercised by the Expiration Date shall expire immediately and the Holder shall not have any claim towards the Company. Nothing in this provision shall prejudice the shortening of the Exercise Period by virtue of any term to this Option Certificate.

5.4.	In the event of a Merger or a Sale of the Company’s shares or an Assets Sale, as defined in section 8 herein, vesting period of this Option shall accelerate in accordance with Section 8 herein.

5.5.	The period in which the Options that vest are exercisable shall be called “Exercise Period”.

6.	TERMINATION OF EMPLOYMENT WITH THE COMPANY

6.1.
In the event of termination of the Holder’s employment with the Company due to any reason, including, but not limited to: (i) firing of the Holder or (ii) the Holder’s resignation, or (iii) death of the Holder or (iv) disability of the Holder or (v) a declaration that the Holder has no legal capacity, a notice of the termination of employment by either the Company or the Holder or a declaration as aforementioned, shall be deemed to constitute a termination of employment from the date it was delivered to the other side (as for declaration – from the date it was granted) (“Employment Termination Date”), and the following instructions shall take place:

6.2.
In the event that the Holder’s termination of employment with the Company is a result of his disability, then the Holder will continue to be deemed as an employee of the Company for the purpose of this Option Certificate, and such Holder’s rights according to this Option Certificate will not be derogated due to the fact he is no longer an employee of the Company (apart from tax consequences, if applicable, the Holder will solely bear). For the purposes of this section 9.2, “Disability” shall mean the inability, due to illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six (6) months.

6.3
In the event that the termination of employment with the Company is due to the death of the Holder or declaration as to his or her legal incapacity, Holder’s estate or appointed guardian, or other person who acquired the right to exercise the option by bequest or inheritance or order of the Court, will substitute the Holder with respect to Holder’s rights and obligations according to this Option Certificate, as if the Holder continues to be employed with the Company (apart from tax consequences, if applicable, to which such Holder’s estate, appointed guardian etc. will solely bear).

6.4.
If the Holder chooses to exercise certain options after he is no longer employed by the Company, he might lose the tax benefits according to Section 102. In such case such Holder will solely bear any and all tax consequences.

6.5.
Notwithstanding anything to the contrary, the Total Option Amount (apart from Options that were exercised) will expire if the termination of the Holder’s employment with the Company is due to any action, omission or state of affairs related to him which the Committee or the Board determines as working against the interests of the Company, in its sole discretion. The abovementioned determination of the Committee or the Board shall be final and conclusive.

6.6.
If the Board shall decide to terminate the Holder’s employment with the Company due to any reason other then the one mentioned in section 6.5 above, then there will be an acceleration in the vesting of the Total Option Amount as follows:

6.6.1.	If such termination occurs prior to July 1, 2001, then 47.5% of the Total Option Amount shall immediately vest.

6.6.2.	If such termination occurs on, or after July 1, 2001, then in additional 26.75% of the Total Option Amount (but not more, in the aggregate, then the Total Option Amount) shall immediately vest.

6.7.	Subject to the Israeli Tax Authorities approval, termination of employment shall not include termination of employment in order to be employed by a Subsidiary.

6.8.	For the purposes of this Option Certificate the Committee or Board is authorized to determine if and when an Holder terminated his employment with the Company, and due to what reason.

6.9.
If the Holder’s employment terminates within a period of 90 days prior to the consummation of an Initial Public Offering (the “IPO”) of the Company, he shall be treated for the purpose of his entitlement to exercise his Options as if his employment has continued until the date of the IPO.

6.10
In any case of termination of the Holder’s employment with the Company that is not in accordance with Sections 6.2 or 6.3 above, and subject to sections 6.5, 6.6 and 6.9 above, any Options, that are not vested by the date of the Holder’s termination of employment with the Company, shall expire and become automatically null and void as of the date of termination.

7.	TERM AND EXERCISE OF OPTIONS

7.1
Options shall be exercised by the Holder by giving written notice to the Company in such form and method as may be determined by the Company and the Trustee and conforming to the provisions of Section 102. The shares that are issued due to exercise of Options in accordance with this Option Certificate will be referred to as “the Shares”.

Company and the Trustee and conforming to the provisions of Section 102. The shares that are issued due, to exercise of Options in accordance with this Option Certificate will be referred to as“theShares”.

7.2.
The Holder will be entitled to exercise, upon paying the Exercise Price, all, or part of the Options that are vested at that time during the Exercise Period, as long as he does not exercises less than 100 Options at a time, if he was allocated with more than 100 Options.

7.3.
Each Option allocated under this Option Certificate shall be exercisable during the Exercise Period. The exercise of one Option shall entitle the Holder to hold (himself or by a Trustee) one Ordinary A Share 0.5 NIS par value.

7.4.	The Exercise Price shall be payable upon the exercise of the Option in a form satisfactory to the Committee, including without limitation, by cash, cheque or by deduction from the Holder’s salary.

7.5.
Options granted under this Option Certificate shall not be transferable by the Holder other than by Will or laws of descent and distribution, and during an Holder’s lifetime shall be exercisable only by such Holder.

8.	ADJUSTMENTS

8.1.
If the Company is separated, reorganized, consolidated with or into another corporation or most or substantial part of the Company’s assets are sold while Options which were not yet been exercised remain outstanding under this Option Certificate, the Company guarantee to take all reasonable actions in order to maintain the rights of the Holder, so the Holder’s rights shall not be derogated or impaired in the course of such separations, reorganizations, consolidations or sale, or that the Holder shall be compensated for such event. The Company, at its sole discretion, shall determine what steps shall be taken according to this section 8.1.

8.2.
If more than 50% of the outstanding and issued share capital of the Company is sold (“the Sale”) to an entity that does not hold shares of the Company prior to the Sale, and Section 8.3 does not apply to such Sale, then the Total Option Amount will automatically fully vest and, in addition, the Board may, in its sole discretion, secure the Holder’s rights in the way specified in Section 8.3.1 herein, replacing the event of the merger with the Sale.

8.3.
If the Company is merged into another corporate, then the Total Option Amount shall fully and automatically vest, and the Company shall make its best reasonable commercial efforts in order to substitute all outstanding Options, on an equitable basis, (as solely determined by the Committee or the Board) with options or other securities in the corporate to which the Company shall merge into.

8.3.1.
However, if it is not possible (for any reason whatsoever) to substitute the outstanding options as mentioned in section 8.3 above than the Holder may exercise the Total Option Amount by no later than 14 days prior to the consummation of such merger (unless provided otherwise by the Committee or the Board). The Holder shall be entitled to exercise such Options pending the closing of such merger. In such case the Holder will have to sell all Shares he hold (in person or by the Trustee) under the same terms as set forth in such merger transaction. Unless determined otherwise by the Board or the Committee, any Options that are not exercised by the Holder at least 7 days before the effective date of the merger shall automatically expire and become void.

8.4.	In the case that all, or most of the assets of the Company are sold to a third party (the “Assets Sale”), the Total Option Amount shall immediately and automatically vest.

8.5.
If the outstanding shares of the Company shall at anytime be changed or exchanged by declaration of a share dividend, share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Shares subject to this Option Certificate or subject to any Options therefore granted, and the Exercise Prices of the Options, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Exercise Prices of the Options, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding stock. Such adjustment shall be made by the Committee or Board, whose determination in that respect shall be final, binding and conclusive.

8.6.
The Holder hereby agrees to sign any document he should reasonably be required to sign pursuant to the provisions of this section 8. If the Holder shall refuse to sign any such document the Committee or Board may determine that the Options held by the Trustee for such Holder’s benefit shall immediately expire.

8.7.
Notwithstanding the forgoing, the holding of the Holder in the Company as a result his entitlement to Options or Shares, shall be fully diluted by any Subsequent Investment in the Company by a shareholder of the Company or by any other third party (the “Investor”). “Subsequent Investment” shall mean any investment in the Company whether by issuance of the Company’s securities, by Capital Deeds, or by shareholders’ loans, made during the Exercise Period which applies to the Holder concerned.

9.	RIGHTS AND OBLIGATIONS ATTACHED TO THE SHARES

9.1.
The rights and obligations attached to the Shares will be as determined by the Articles of Association of the Company as amended from time to time. The Holder shall be required to accept that such Shares may be subject to rights of first refusal, co-sale rights and other rights, as set forth in the Articles of Association of the Company, as amended from time to time. No right attached to Shares may be exercisable prior to the issuance of such Shares as a result of the Holder exercising his Options.

9.2.
Notwithstanding anything to the contrary in the Articles of Association of the Company, in respect of the Shares, the Holder shall not have: (i) rights of first refusal in relation with any sale of shares of the Company; (ii) co-sale rights in relation with any sale of shares of the Company;

9.3.
As long as the Shares are held by the Trustee, and once the Shares entitle the holder thereof to voting rights, the Trustee will vote each of the Shares held by him for the benefit of the Holder in accordance with such Holder’s instructions in writing.

9.4.
With respect to the Shares that are held by the Trustee, the Holder shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends. In such case the cash dividends paid with respect thereto shall be paid directly to the Holder. The above said shall not apply to Options that were not exercised into Shares.

9.5.
The Company shall be under no obligation to register the Options in the event of an IPO. Any Shares issued as a result of exercising an Option by an Holder shall be so registered, subject to any demands of the underwriters, applicable law, or any obligations of the Company, whether future, past or present.

9.6.
The Holder hereby irrevocably agrees that once the Company intends to offer it’s securities to the public he shall sign any document and will approve any resolution or restriction upon the Shares, or modify this Option Certificate, if his signature or approval or such restriction or modification will be reasonably needed, in order to help the Company stand in all the underwriters and stock exchange demands.

9.7.
The Holder acknowledges that once the Company’s shares will be traded in any public market, his right to sell his Shares may be subject to some limitations, as set forth by the Company’s underwriters. In such event, the Holder will unconditionally agree to any such limitations.

10.	ASSIGNABILITY AND SALE OF OPTIONS

10.1.
No Option, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to them shall be given to any third party whatsoever, and during the lifetime of the Holder, each and all of the Holder’s rights to purchase Shares hereunder shall be exercisable only by him.

10.2.
As long as the Shares, or any part thereof are held by the Trustee for the benefit of the Holder, all rights the Holder possesses over the Shares shall be personal, can not be transferred, assigned, pledged or mortgaged, other than by Will or laws of descent and distribution, and no right to purchase the Options may be transferred by the Holder other than by Will or laws of descent and distribution.

11.	TERM OF THE OPTION CERTIFICATE

This Option Certificate shall be effective as of the day it was adopted by the Board and shall terminate when all the Options are exercised into Shares or expired in accordance with the provisions above.

12.	AMENDMENTS

The Board may, at any time and from time to time, subject to the written consent of the Trustee, amend, alter or discontinue the Option Certificate.

13.	GOVERNMENT REGULATIONS AND OTHER RESTRICTIONS

This Option Certificate, the allocation and exercise of Options herender, the obligation of the Company to sell and deliver Shares under such Options, and any other act or obligation of the Company or the Trustee in connection with this Option Certificate are all subject to the Company’s Articles of Association, to the provisions of Section 102 and all applicable laws, rules and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and any Holder.

14.	CONTINUANCE OF EMPLOYMENT

The Option Certificate shall not be construed to impose any obligation on the Company or a subsidiary thereof, to continue the Holder’s employment with it, and nothing in the Option Certificate shall confer upon the Holder any right to continue in the employment with the Company or a subsidiary thereof or restrict the right of the Company or a subsidiary thereof to terminate such employment at any time.

15.	GOVERNING LAW & JURISDICTION

This Option Certificate shall be governed by, construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matter pertaining to this Option Certificate.

16.	TAX CONSEQUENCES, INDEMNIFICATION

16.1.
Any tax consequences (pursuant to Israeli or any other applicable law), including tax consequences due to adjustments, made in accordance with Section 8 above, arising from the allocation or exercise of any Option, the payment for Shares covered thereby or any other event or act (of the Company, the Trustee or the Holder) relating to this Option Certificate, shall be borne solely by the Holder. The Company and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules and regulations, including withholding taxes at source.

16.2.
The Company and/or the Board and/or the Committee and/or the Trustee shall not be required to release any Share certificate or transfer any Shares to the Holder until all required payments have been fully made.

Tadiran Scopus Ltd.

By:	/s/

Confirmation

I, the undersigned, Mr David Mahlab, hereby declare and agree that I have read the provision of this Option Certificate and that I am bound by and shall follow all of the provisions thereof.

/s/   David Mahlab

David Mahlab